OTHER RESERVES	12 Months Ended
Dec. 31, 2019
OTHER RESERVES
OTHER RESERVES

18.  OTHER RESERVES

The following table sets out the movements in other reserves during the years ended December 31, 2019 and December 31, 2018:

	Equity	Cash flow	Costs of
	securities	hedge	hedging
	reserve	reserve	reserve	Total
Balance at January 1, 2018	$(19,800)	$10,763	$3,092	$(5,945)
Net change in fair value	(39,585)	(6,984)	(3,092)	(49,661)
Transfer of loss on disposal of equity securities at FVOCI to deficit	1,290	—	—	1,290
Hedging gains transferred to property, plant and mine development	—	(3,779)	—	(3,779)
Balance at December 31, 2018	$(58,095)	$—	$—	$(58,095)
Net change in fair value	12,238	—	—	12,238
Transfer of gain on disposal of equity securities at FVOCI to deficit	(2,065)	—	—	(2,065)
Balance at December 31, 2019	$(47,922)	$—	$—	$(47,922)